Exhibit 99.1

Lihua International, Inc. December 2013 NASDAQ: LIWA

Safe Harbor Statement This presentation contains certain statements that may be deemed to be “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, that address activities, events or developments that the Company expects, projects, believes or anticipates will or may occur in the future, including, without limitation, statements about its business or growth strategy, general industry conditions including availability of copper or recycled scrap copper, future operating results of the Company, capital expenditures, expansion and growth opportunities, bank borrowings, financing activities and other such matters, are forward - looking statements. Although the Company believes that its expectations stated in this presentation are based on reasonable assumptions, actual results may differ from those projected in the forward - looking statements. For a more detailed discussion of risk factors, please refer to quarterly and annual filings periodically filed with the SEC at www.sec.gov . Please note that this presentation was created as of the date listed, and reflects management views as of that date. The Company undertakes no obligation to update information contained herein. 2

Lihua International, Inc. (NASDAQ: LIWA) 3  Products : Copper anode, copper rod, pure copper fine and superfine wire, copper clad aluminum ( CCA) fine and superfine wire, and CCA cable for power transmission ( launching in 6 - 12 months )  Uses: Consumer electronics, white goods, automotive, electric motors, utility, telecommunications and cable industries  Strong R&D capabilities with proprietary technologies in recycling and drawing • Strategically located in the heart of China’s copper belt, with all of products sold domestically H eadquarters in Danyang , Jiangsu province Satellite offices A leading, vertically integrated manufacturer of copper alternative products

I nvestment Highlights  Market leader • Large, rapidly growing copper alternative products and wire markets  Rigorous quality controls, established reputation and distribution channels • Vertically integrated, highly scalable business model • Expansion capacity and low - cost advantage  Proprietary recycling, drawing and enameling technologies • Provides sustainable materials that meet the highest environmental standards • Limited commodity risk  Seasoned management team and BOD • US public company experience • Strong track record of financial growth 4 *Non - GAAP net income defined as net income excluding the change in fair value of warrants and other one - time or non - recurring it ems that are evaluated on an individual basis. $0.0 $20.0 $40.0 $60.0 $80.0 2007 2008 2009 2010 2011 2012 Non-GAAP Net Income $0 $200 $400 $600 $800 $1,000 2007 2008 2009 2010 2011 2012 Revenue $0 $20 $40 $60 $80 $100 2007 2008 2009 2010 2011 2012 Gross Profit

Growth Strategy Increase earnings and return on invested capital  Leverage strong R&D partnerships to develop new products for new markets; CCA cable and wire products for power transmission and electronics  Significantly expand production capacity to meet demand ▪ Added 50,000 tons of copper anode capacity on June 1, 2012 ▪ Replaced original copper anode smelter with new and more efficient smelter in 1Q13 ▪ Consolidated anode production within new facility ▪ Completion of construction of fourth dedicated copper anode smelter and upgrades to environmental infrastructure expected in early 2014 - Brings total refinery capacity to 150,000 – 170,000 tons ▪ Drive cost efficiencies through increasing vertical integration  Promote environmentally friendly production processes and products  Strengthen relationships with key customers and further diversify customer base; Cross selling opportunities with existing and new customers  Leverage purchasing power for low - cost raw materials 5

China: The World’s Leading Copper Consumer  2012 refined copper consumption totaled approximately 7.7 million tons, or nearly 40% of the worldwide total**  2013 refined copper demand is expected to increase 5.3% over 2012 to approximately 8.1 million tons, to reach 9.7 million tons in 2015** * Source : ICSG & Thomson Reuters GFMS ** Source: Platts *** Source : Ministry of Industry and Information Technology 6 China Copper Demand by End Market* 40% 18% 16% 10% 5% 3% China Europe Asia (Ex. Japan, China & India) North America Japan India 39% 21% 19% 8% 7% 6% Infrastructure Construction Consumer Industrial Equipment Transportation Other 2012 Copper Consumption by Country*

China: Copper Demand and Market Drivers  Driving copper demand: ▪ Infrastructure build - out ▪ Urbanization ▪ Strong demand for a variety of consumer goods and industrial applications  Government imposing new industry regulations: ▪ Improve manufacturing efficiency ▪ Reduce environmental impact of copper production  $134 billion total investment for projects approved since April 2012*, include: ▪ 25 new subway lines (Sept 2012) ▪ 13 new highway projects (Sept 2012) ▪ Large scale projects related to airport, energy production and wastewater treatment plants 7 *Source: Zhiwei Zhang, the chief China economist at Nomura in Hong Kong, NT Times article: http://www.nytimes.com/2012/09/08/business/global/chinese - shares - surge - on - stimulus - hopes.html?_r=0 Pricing/demand trends and environmental regulations expected to have a positive impact on demand for lower - cost, greener recycled copper products such as Lihua’s

Limited Commodity Risk  Copper price fluctuations largely passed through to customers: • Refined copper and wire product prices are based on the market price for materials (set at a discount to Shanghai spot copper prices) with a fixed dollar markup  Gross profitability is closely correlated to spread between raw material price and the end product price  LME closing copper price on 11/28/ 13 was $ 6,897 per ton 8 LME Base Metal Daily Copper Price

Limited Copper Supply Creates Opportunity  Recycling and recycling technologies fueled by: ▪ High copper prices ▪ Low mine production ▪ Low - grade domestic mine output ▪ Lack of reserves and high import costs  Alternatives to pure copper such as CCA ▪ CCA bimetallic materials are ideal substitutes for pure copper ▪ Conductivity nearly that of pure copper at a much lower cost China is deficient in copper reserves and is a net importer, driving growth in: 9

Addressing Market Demand Copper Anode Fundamental building block for all copper products Customer demand exceeds production capacity Gross Margin: Lower Credit Terms: 5 - 7 days ROIC: Higher Market Size: Large Commodity Risk: No Copper and CCA Wire Established sales channels; diversified customer base Gross Margin: Higher Credit Terms: 20 - 30 days ROIC: Lower Market Size: Smaller, but growing Commodity Risk : No CCA Cable and Wire Launching early 2014 Public - and Private - sector opportunities Gross Margin: Higher Credit Terms: TBD ROIC: higher Market Size: Large Commodity Risk: TBD Refined Copper Rod Used as raw material for copper wire Gross Margin: Lower Credit Terms: N/A ROIC: Higher Market size: Large Commodity Risk: No 10

Manufacturing Process 11 Copper Anode Input Recycling Wire Processing End Products Scrap Copper Cleaning / Smelting Drawing Copper Rod Coating / Plating Super Fine Wire Fine Wire Magnet Wire Tin Plated Wire CCA Raw Wire New CCA Produced Wire

New Manufacturing Facility  Constructed three new copper anode smelters with annual capacity of 75,000 – 90,000 tons  Fourth smelter construction and environmental upgrades underway ; completion expected in early 2014  Refined copper capacity to reach 150,000 – 170,000 tons per year upon completion of fourth smelter  Built 6 factories for future production of new CCA cable and wire product  Purchased ~$4 million of new production machines during Q3 2013  Began small test - production runs for customer qualifications, with commercialization in 2014 12

State - of - the - art Refinery and Drawing Technologies 13

Expanding R&D Capabilities  Established partnership with Beijing Modern Research Institute of Recycling Economy (RIORE) ▪ Establishing a joint R&D center at Danyang headquarters ▪ Focus on study of copper recycling with the goal of developing new, environmentally - friendly products  Collaboration with Shanghai Electric Cable Research Institute to develop products with high electric conductivity and transmission quality for higher technology applications ▪ First new CCA products to be commercialized in 2014  Longer term development opportunities for new wire products (in new markets) 14

Operating Results Highlights 15 3 Months Ended Sep 30, % Change Year Ended Dec 31, % Change ($MM, except per share) 2013 2012 2012 2011 Revenue $219.4 $238.8 (8.1)% $ 853.8 $ 637.1 34.0% Copper and CCA wire 85.6 101.2 (15.4)% 393.8 335.6 17.3% Copper anode 116.7 118.2 (1.3)% 381.1 287.3 32.6% Copper rod 17.0 19.3 (12.1)% 78.9 14.3 451.7%* Gross Profit 21.1 25.3 (16.5)% 89.5 75.7 18.3% Copper and CCA wire 9.8 12.8 (23.6)% 47.9 49.7 (3.6)% Copper anode 10.5 11.4 (8.5)% 37.7 25.2 49.6% Copper rod 0.9 1.0 (16.8)% 4.0 0.8 400%* Adjusted EBITDA 19.7 23.6 (16.7)% 82.2 69.7 17.9% Net Income 13.9 17.2 (19.1)% 57.9 53.1 9.0% Non - GAAP Net Income 14.0 16.8 (16.7)% 58.0 50.0 16.0% EPS (diluted) 0.46 0.58 (20.7)% 1.93 1.77 9.0% *Following an October 2011 capacity expansion, the Company began selling copper rod to external customers. Prior to the expansion, copper rod was consumed internally as a raw material for copper wire.

0 10 20 30 40 50 60 70 80 90 100 2007 2008 2009 2010 2011 2012 YTD Gross Profit 16 0 100 200 300 400 500 600 700 800 900 2007 2008 2009 2010 2011 2012 YTD Revenue US$ in Millions Growing Revenue and Profit US$ in Millions

$0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 2007 2008 2009 2010 2011 2012 YTD Non-GAAP Net Income Increasing Bottom Line Results US$ in Millions 17 US$ in Millions $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 2007 2008 2009 2010 2011 2012 YTD Adjusted EBITDA

Increasing EPS and Cash per Share $0.72 $1.34 $ 1.77 $1.93 $1.43 $2.25 $3.10 $3.52 $4.82 *$6.28 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 $5.50 $6.00 $6.50 FY 2009 FY 2010 FY 2011 FY 2012 YTD EPS (diluted) Cash per Share (diluted) 18 * YTD cash per share as of 9/30/13

Selected Balance Sheet Data (in thousands of $USD) Sep. 30, 2013 Dec. 31, 2012 Dec. 31, 2011 Dec. 31, 2010 Dec. 31, 2009 Dec. 31, 2008 Cash $188,266 $144,300 $105,638 $90,609 (1) $34,615 $26,042 Accounts Receivable 48,986 45,285 31,082 32,973 10,996 5,043 Inventories 23,651 17,844 15,502 16,156 17,534 587 Total Assets 350,868 293,912 238,289 178,285 91,167 56,813 Total Liabilities 21,979 14,980 18,652 25,127 23,661 (2) 9,021 Total Debt 0 0 0 2,265 2,197 6,145 Total Equity $328,889 $278,932 $219,637 $153,158 $67,506 (2) $34,675 Strong Balance Sheet 19 (1) Includes net proceeds of $32.5 million from April 2010 secondary offering. (2) As restated - includes the reclassification of warrants from equity to derivative liabilities totaling $14.3 million as of 12/31 /09.

Full - Year 2013 Guidance  The Company currently expects to complete the expansion of its copper anode recycling systems and environmental infrastructure in early 2014, at which time it expects to be able to fully ramp production on its third copper anode smelter and complete the construction on its fourth smelter and put it into production.  Given the continued infrastructure changes and narrower spreads between the purchase price of LIWA’s raw materials and the average copper market price, the Company currently anticipates 2013 gross profit and non - GAAP net income to be in line with 2012 financial results. 2013 guidance assumes no contribution from the new CCA cable and wire product. 20

Key Ratios and Valuation Metrics  Market Capitalization: $167.5 million (1)  Cash per Share ( 9 /30/13): $6.28  Price/Cash: 0.89x  P/E (TTM*): 2.9x  Price/Sales (TTM*): 0.19x  Price/Book (9/30/13): 0.51x  Return on Equity: 19.9%  Return on Assets: 15.7%  Return on Invested Capital: 19.3% 21 • TTM as of 9 /30/13 (1) As of 11/25/13.

APPENDIX

Experienced Management with Industry Expertise 23 Name Title Experience Zhu Jian Hua Founder, Chairman & CEO  Founded Lihua and built the Company to its current level  Over 25 years experience in China ’ s copper industry  Vast relationships within the copper industry Wang Ya Ying Founder & COO  Strong technical knowledge of copper and depth of industry relationships  Over 25 years experience in China ’ s copper industry Daphne Huang CFO  Over 10 years of Corporate Finance and Debt Capital Markets experience, former VP of GE Capital & Banc of America Securities  CPA and former Senior Auditor at PricewaterhouseCoopers  MBA from Stern Business School of New York University

Valuable Board of Directors with Public Company Expertise 24 Name Title Experience Robert C. Bruce Independent Director  Founder, President and CEO of Zylo Media, LLC  President & founder of Oakmont Advisory Group, a financial management consulting firm  COO, Treasurer and Director for Enterix Inc (1999 - 2004)  MBA - Yale School of Management; BA - Princeton University Jonathan P. Serbin Independent Director  Head of Asia Investment Banking of Mesa Global (2012 - Present)  Former Head of M&A and Media & Telecom Investment Banking – Oppenheimer Asia division  CEO of D Mobile, Inc., a seller of mobile content in PRC (2007 - 2010)  CFO at EBT Mobile (2004 - 2007)  Formerly Lehman Brothers banker and Coudert lawyer  B.A. - Washington University, St. Louis; J.D. - Boston University; MBA - Columbia University Siu Ki “Kelvin” Lau Independent Director  Managing Director at Mizuho Securities Asia Limited  More than 20 years of experience in investment banking and the finance industry  Chartered Association of Certified Accountants of the United Kingdom, B.S. in Economics from University of London

Income Statement 25 Selected Income Statement Items $mm, FYE 12/31 2012 2011 2010 2009 2008 2007 2006 CAGR '06 - 12 Revenues $853.8 $637.1 $370.5 $161.5 $50.0 $32.7 $15.7 77.0% y - o - y growth 34.0% 71.9% 129.4% 223.1% 52.9% 108.3% - EBITDA 82.2 69.7 56.7 33.0 15.1 9.4 4.9 49.6% y - o - y growth 17.9% 23.0% 71.8% 118.3% 60.9% 91.8% - EBITDA Margin 9.6% 10.9% 15.3% 20.4% 30.2% 28.7% 31.2% Change in Fair Value of Warrants 0.1 (3.1) 1.4 11.9 Net Income $57.9 $53.1 $38.5 $13.7 $11.7 $7.7 $4.5 44.0% Adjusted Net Income $58.0 $50.0 $39.9 $25.6 $11.7 $7.7 $4.5 44.1% Margin 6.8% 7.8% 10.8% 15.9% 23.4% 23.5% 28.7% Diluted EPS $1.93 $1.77 $1.34 $0.72 $0.70 $0.55 NA Adjusted EPS $1.94 $1.66 $1.40 $1.34 $0.70 $0.55 NA Weighted Avg. Diluted Shares Outstanding (mm) 30.0 30.1 28.7 19.1 15.3 14.0 -

World Copper Consumption by Ton Source: http://www.investorsguru.com/ViewNewsletter.html?id=13 26

China: A Decade of Copper Demand Source: http://sufiy.blogspot.com/2010/10/cibc - los - azules - minera - andes - and - tnr.html 27

End Market Uses White Goods Electronics Infrastructure Power 28

Copper Anode 45% CCA and Copper Wire 46% Copper Rod 9% Product Mix 2011 Product Mix by Sales 2012 Product Mix by Sales Lihua continues to shift its product mix to refined copper products, which carry lower gross margins than wire products, but have a much higher return on invested capital due to a significantly reduced production cycle and higher volume output 29 Copper Anode 45% CCA and Copper Wire 53% Copper Rod 2%

Committed to Environmental and Industry Leading Standards 30 • 2011 Advanced Science and Technology Innovation Enterprises • 2011 Best Internal Audit Practice Award • 2011 Top Ten Outstanding Leading Industrial Enterprises in Danyang’s Ideological Development